Impairment of assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
Impairment of assets	Impairment of assets
2024
During the third quarter of 2024, we identified indicators of impairment for our Bell Media TV services and radio markets, due to a further decline in advertising demand and spending in the linear advertising market. Accordingly, impairment testing was required for certain groups of CGUs as well as for goodwill for the Bell Media group of CGUs.
We recognized $958 million of impairment charges for English and French TV services and radio markets within our Bell Media segment. These charges included $627 million allocated to indefinite-life intangible assets for broadcast licences and brands, $144 million allocated to program and feature film rights, $85 million allocated to property, plant and equipment for network and infrastructure and equipment, $85 million allocated to software, $10 million allocated to finite-life intangible assets mainly for trademarks, and $7 million allocated to prepaid expenses. The impairment was determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using both discounted cash flows and market-based valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of September 1, 2024 to December 31, 2029, using discount rates of 9% to 11% and perpetuity growth rates of (2%) to 0%, as well as market multiple data from public companies and market transactions. After impairments, the carrying value of the impacted CGUs was $811 million.
In Q3 2024, we recorded $1,132 million of impairment charges for goodwill. See Note 22, Goodwill, for further details.
Additionally in 2024, we recorded impairment charges of $100 million related mainly to right-of-use assets for certain office spaces we ceased using as part of our real estate optimization strategy as a result of our hybrid work policy.
2023
During the fourth quarter of 2023, we recognized $86 million of impairment charges for French TV channels within our Bell Media segment. The impairment charges were the result of a reduction in advertising demand in the industry resulting from economic uncertainties and unfavourable impacts to market-based valuation assumptions. These charges included $41 million allocated to indefinite-life intangible assets for broadcast licences and brands, and $45 million to finite-life intangible assets for program and feature film rights. The impairment was determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using both discounted cash flows and market-based valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of October 1, 2023 to December 31, 2028, using a discount rate of 9.5% and a perpetuity growth rate of 0.0%. After impairments, the carrying value of our impacted CGU was $62 million.
There was no impairment of Bell Media goodwill. See Note 22, Goodwill, for further details.
Additionally in 2023, we recorded impairment charges of $57 million related mainly to right-of-use assets for certain office spaces we ceased using as part of our real estate optimization strategy as a result of our hybrid work policy.